UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2010
IPG PHOTONICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0001-33155 (Commission File Number)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road Oxford, Massachusetts (Address of Principal Executive Offices)	01540 (Zip Code)
Registrant’s telephone number, including area code: (508) 373-1100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement
Investment Agreement
     On October 29, 2010, IPG Photonics Corporation (the “Registrant”) entered into an Investment Agreement (the “Investment Agreement”) with The Russian Corporation of Nanotechnologies, a non-profit entity established and existing under the laws of the Russian Federation (“Rusnano”), IPG Laser GmbH, a legal entity established and existing under the laws of Germany and the Registrant’s wholly owned German subsidiary (“IPG Laser”), and NTO IRE-Polus, a legal entity established and existing under the laws of the Russian Federation and the Registrant’s majority owned Russian subsidiary (“NTO” and, together with the Registrant, Rusnano and IPG Laser, the “Parties”). The purpose of the Investment Agreement is to govern the terms of an investment project among the Parties for the development of manufacturing, assembling and distribution of advanced fiber laser and telecommunication equipment in the Russian Federation and the Commonwealth of Independent States. Upon the closing of the Investment Agreement, Rusnano will receive a 12.5% ownership stake in NTO in exchange for a $25 million payment to the Registrant. The Investment Agreement also grants Rusnano the option, upon additional payment to the Registrant of up to $25 million by Rusnano, to acquire up to an additional 12.51% ownership stake of NTO over the next five years if certain sales targets are achieved by NTO. The Registrant will maintain majority ownership and control of NTO, including the election of a majority of the board of NTO. Rusnano will have certain minority rights with respect to the corporate governance of NTO. Under Russian law and NTO’s charter, supermajority or unanimous stockholder approval is required to take certain significant non-operational actions, such as amending NTO’s charter or altering certain fundamental stockholder rights.
Option Agreement
     In connections with the Investment Agreement, the Registrant and Rusnano will enter into a Put and Call Option Agreement, at the closing of the transaction (the “Option Agreement”). The Option Agreement grants (i) the Registrant the right to buyback, after three years, Rusnano’s ownership stake in NTO at a predetermined purchase price and (ii) Rusnano a put right to sell to the Registrant, after five years, Rusnano’s ownership stake in NTO at a predetermined purchase price. Prior to the seventh anniversary of the closing of the investment in NTO and subject to extension, Rusnano agreed not to acquire more than 9.9% of the voting securities of the Registrant.
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 10.1	Investment Agreement by and among the Registrant, The Russian Corporation of Nanotechnologies, IPG Laser GmbH and NTO IRE-Polus, dated October 29, 2010.
Exhibit 10.2	Form of Put and Call Option Agreement between the Registrant and The Russian Corporation of Nanotechnologies.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
Date: November 3, 2010	By:	/s/ Angelo P. Lopresti
		Name:	Angelo P. Lopresti
		Title:	Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Investment Agreement by and among the Registrant, The Russian Corporation of Nanotechnologies, IPG Laser GmbH and NTO IRE-Polus, dated October 29, 2010.

Exhibit 10.2	Form of Put and Call Option Agreement between the Registrant and The Russian Corporation of Nanotechnologies.